UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 24, 2005
                        (Date of Earliest Event Reported)

                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                       001-12629              36-4128138
State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


            875 North Michigan Avenue, Suite 1560, Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.    Termination of  a Material Definitive Agreement

         On October 24, 2005, Olympic Cascade Financial Corporation (the "Company," "we" or "us") and First Montauk Financial Corp. ("First Montauk") jointly announced that they have agreed to terminate the Amended and Restated Agreement and Plan of Merger, dated as of June 27, 2005 (the "Amended and Restated Merger Agreement") by and among the Company, First Montauk, and OLY Acquisition Corporation, a wholly owned subsidiary of First Montauk.

         Under the terms of the letter agreement (the "Termination Agreement") terminating the Amended and Restated Merger Agreement, the parties shall have no further obligation to each other arising out of the Merger Agreement, the Merger, and the transactions contemplated thereby, and each party agrees to bear its own expenses.

         The foregoing description of the Termination Agreement and the Amended and Restated Merger Agreement is qualified in its entirety by reference to the Termination Agreement, the Company's joint press release with First Montauk announcing the termination of the proposed merger and the Amended and Restated Merger Agreement. The Termination Agreement and the press release are each filed as an exhibit to this report and are incorporated herein by reference. The Amended and Restated Merger Agreement was filed as an Exhibit to the Company's Form 8-K dated June 27, 2005 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On October 24, 2005, the Company and First Montauk issued a joint press release announcing the termination of the Amended and Restated Agreement and Plan of Merger. A copy of the press release is filed as an exhibit herewith.

Item 9.01     Financial Statements and Exhibits

              Exhibit

              10.46* Amended and Restated Agreement and Plan of Merger, dated June 27, 2005, by and among Olympic Cascade Financial Corporation, OLY Acquisition Corporation and First Montauk Financial Corp.

              10.47 Letter Agreement dated as of October 24, 2005 terminating the Amended and Restated Agreement and Plan of Merger, dated June 27, 2005, by and among Olympic Cascade Financial Corporation, OLY Acquisition Corporation and First Montauk Financial Corp.

              99.1         Press Release dated October 24, 2005

              *Incorporated by reference from Form 8-K, Current Report, dated June 27, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OLYMPIC CASCADE FINANCIAL CORPORATION

                                       By: /s/ Mark Goldwasser
                                           Mark Goldwasser
                                           President and Chief Executive Officer

Dated: October 25, 2005